                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:   Molten Metal Technology, Inc. (Consolidated)    CASE NO.:  97-21385-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING       12/31/97



COMES NOW,  MOLTEN METAL TECHNOLOGY, INC. (CONSOLIDATED) , Debtor in Possession,
and hereby its Monthly Operating Report for the period commencing   12/3/97  and
ending   12/31/97  as shown by the report and exhibits consisting of    9
pages and containing the following, as indicated:


            X      Monthly Reporting Questionnaire (Attachment 1)
         ------

            X      Comparative Balance Sheets (Forms OPR-1 and OPR-2)
         ------

            X      Summary of Accounts Receivable (Form OPR-3)
         ------

            X      Schedule of Post-Petition Liabilities (Form OPR-4)
         ------

            X      Income Statement (Form OPR-5)
         ------

            X      Statement of Sources and Uses of Cash (Form OPR-6)
         ------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:    1/28/98                  DEBTOR-IN-POSSESSION
                                  By:

                                                 /s/ F. Gordon Bitter
                                                --------------------------------
                                  Name & Title: F. Gordon Bitter, CEO & CFO
                                                Molten Metal Technology, Inc.
                                                400-2 Totten Pond Road
                                                Waltham, MA 02109
                                                Telephone:   781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:   Molten Metal Technology, Inc. (Consolidated)    CASE NO.:  97-21385-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11



              NOTE TO THE MONTHLY OPERATING REPORT:


              The company uses a centralized system for its cash management. Accordingly, payments to suppliers and vendors, in the ordinary course, and post-petition trade accounts payable are reflected in the Molten Metal Technology, Inc. corporate level records. Intercompany accounts receivable and payable are charged with the transfer of cash and other transactions, to appropriately account for such activity.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK


                                                           MONTH ENDED: 12/31/97


                                                    FILING           MONTH
                                                     DATE            ENDED       MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                                    12/3/97        12/31/97      ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                                  ----------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                                4,654,326      7,309,283
Other negotiable instruments (i.e.  CD's,
        Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)              7,589,596      7,768,045
Less: allowance for doubtful accounts                (150,000)      (150,000)
Accounts Receivable-Other                           3,362,193      3,000,754
Inventory, at cost                                  4,642,718      2,999,979
Prepaid expenses                                    2,944,501      4,314,678
Deposits                                              199,046        176,955
Other:
        Investment in Nichimen Joint Venture          433,739        433,739
        Investment in CW, LLC                       1,497,718      1,497,718
        Long Term Notes Receivable                 20,806,950     20,806,950
        Restricted Cash Collateral Deposits         3,921,953      3,930,999


                                                  ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                               49,902,740     52,089,100         0        0        0        0        0        0
                                                  ---------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST            158,480,555    158,577,054
Less:  Accumulated Depreciation                   (23,789,824)   (24,685,394)

                                                  ---------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                 134,690,731    133,891,660         0        0        0        0        0        0
                                                  ---------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
        10% OF "TOTAL ASSETS")
        Intangible Assets                          26,143,973     26,143,421                                    0
        Less:  Accumulated Amortization            (4,212,236)    (4,412,755)

                                                  ---------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 21,931,737     21,730,666         0        0        0        0        0        0
                                                  ---------------------------------------------------------------------------------

TOTAL ASSETS                                      206,525,208    207,711,426         0        0        0        0        0        0
                                                  =================================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK


                                                           MONTH ENDED: 12/31/97

                                                   FILING           MONTH
                                                    DATE            ENDED       MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                                   12/3/97        12/31/97      ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                                ----------------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                     5,260,000
Unsecured Debt-Intercompany Obligations due
        to cash transfers in Post Petition
        Operations
Unsecured Debt-Obligations incurred in Post
        Petition Operations (See Form OPR-4)                      3,076,569

                                                ----------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                            0      8,336,569         0        0        0        0        0        0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME                  12,378,455     10,198,534
TOTAL OTHER PRE PETITION LIABILITIES             242,148,750    242,227,594
                                                ----------------------------------------------------------------------------------

TOTAL LIABILITIES                                254,527,205    260,762,697         0        0        0        0        0        0
                                                ----------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                   15,874,471     16,793,713
Common Stock                                         237,810        237,810
Paid in Capital                                  170,893,690    170,893,690
Valuation Allowance                                    9,683         11,636
Dividends Paid                                    (4,343,230)    (5,262,472)
Treasury Stock                                    (1,251,319)    (1,251,319)
Deferred Compensation                               (127,137)      (120,489)
Retained Earnings
        Through Filing Date                     (229,295,965)  (229,295,965)
        Post Filing Date                                         (5,057,875)

                                                ----------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)             (48,001,997)   (53,051,271)        0        0        0        0        0        0
                                                ----------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       206,525,208    207,711,426         0        0        0        0        0        0
                                                ==================================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3



Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK

                                                           MONTH ENDED: 12/31/97



                                                                     0-30           31-60        61-90       OVER
                                                      TOTAL          DAYS           DAYS          DAYS      90 DAYS
                                                   ------------------------------------------------------------------

DATE OF FILING: 12/3/97                             7,589,596      4,116,989        943,972     797,630     1,731,005
                Allowance for doubtful accounts      (150,000)                                               (150,000)
                                                   ------------------------------------------------------------------
                                                    7,439,596      4,116,989        943,972     797,630     1,581,005
                                                   ==================================================================

MONTH:          12/31/97                            7,768,045      1,875,415      3,473,011     519,172     1,900,447
                Allowance for doubtful accounts      (150,000)                                               (150,000)
                                                   ------------------------------------------------------------------
                                                    7,618,045      1,875,415      3,473,011     519,172     1,750,447
                                                   ==================================================================

MONTH:                                                      0
                Allowance for doubtful accounts             0
                                                   ------------------------------------------------------------------
                                                            0              0              0           0             0
                                                   ==================================================================

MONTH:                                                      0
                Allowance for doubtful accounts             0
                                                   ------------------------------------------------------------------
                                                            0              0              0           0             0
                                                   ==================================================================

MONTH:                                                      0
                Allowance for doubtful accounts             0
                                                   ------------------------------------------------------------------
                                                            0              0              0           0             0
                                                   ==================================================================

MONTH:                                                      0
                Allowance for doubtful accounts             0
                                                   ------------------------------------------------------------------
                                                            0              0              0           0             0
                                                   ==================================================================

MONTH:
                Allowance for doubtful accounts
                                                   ------------------------------------------------------------------
                                                            0              0              0           0             0
                                                   ==================================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4

Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK


                                                           MONTH ENDED: 12/31/97

                                                              DATE            DATE         TOTAL    0-30    31-60    61-90    OVER
                                                            INCURRED          DUE           DUE     DAYS     DAYS     DAYS   90 DAYS
                                                        ----------------------------------------------------------------------------

TAXES PAYABLE

       Federal Income Taxes                                                                NONE
       FICA-Employer's Share                                                               NONE
       FICA-Employee's Share                                                               NONE
       Unemployment Tax                                                                    NONE
       State Sales & Use Tax                                                               NONE
       State __________ Tax                                                                NONE
       Personal Property Tax                                                               NONE

                                                                                      ----------------------------------------------
TOTAL TAXES PAYABLE                                                                           0        0        0        0         0
                                                                                      ----------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
       Post petition advances-Morgens Waterfall
         Financing                                      12/22 & 12/29/97    1/30/98   5,072,000

ACCRUED INTEREST PAYABLE
       Post petition interest on Morgens Waterfall
         Financing                                                                      188,000

                                                                                      ----------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                      5,260,000        0        0        0         0
                                                                                      ----------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
       Trade Accounts Payable (see attached schedules)                                1,703,280
       Payroll withholdings
       Accrued Payroll
       Accrued expenses-Estimated liability incurred,
          but not invoiced as of the end of the period
          and deferred obligations                                                    1,373,289

                                                                                      ----------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                  3,076,569        0        0        0         0
                                                                                      ----------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                   8,336,569        0        0        0         0
                                                                                      ==============================================

                                INCOME STATEMENT                      FORM OPR-5


Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK


                                                           MONTH ENDED: 12/31/97



                                              PRE          POST
                                           PETITION      PETITION     MONTH    MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                            12/3/97      12/31/97     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                           --------------------------------------------------------------------------------------
NET REVENUE (INCOME)                              0     4,103,641
                                           --------------------------------------------------------------------------------------
COST OF GOODS SOLD
     Salaries & wages                       224,548     1,676,135
     Benefits                                             562,849
     Bad debt expense                                      18,625
     Cost of goods sold                                 1,200,000
     Decontamination & disposal                            26,758
     Disposal costs-secondary wastes                      112,496
     Financing costs                                      212,000
     Insurance                                            108,638
     Legal services                                       342,713
     Materials                                          1,125,235
     Office expense & supplies                             37,650
     Other                                                 18,202
     Outside services                                     814,013
     Professional services                                857,587
     Rent-equipment                                       104,873
     Rent-office/buildings                                264,752
     Supplies-processing                                   18,515
     Taxes                                                 87,546
     Telephone                                            134,438
     Transportation                                       110,472
     Travel & entertainment                                43,509
     Utilities                                            234,343

                                           --------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                    224,548     8,111,349         0        0        0        0        0        0        0
                                           --------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
     TAXES, OR EXTRAORDINARY EXPENSES      (224,548)   (4,007,708)        0        0        0        0        0        0        0
                                           --------------------------------------------------------------------------------------

INTEREST EXPENSE                                           62,539
DEPRECIATION AND AMORTIZATION                           1,096,271
INCOME TAX EXPENSE (BENEFIT)
OTHER (INCOME) EXPENSE                                   (108,643)
(GAIN) LOSS ON SALE OF ASSETS
                                           --------------------------------------------------------------------------------------

NET INCOME (LOSS)                          (224,548)   (5,057,875)        0        0        0        0        0        0        0
                                           ======================================================================================

                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6



Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK


                                                           MONTH ENDED: 12/31/97

                                                                                        TOTAL
                                                             PRE          POST          MONTH        MONTH       MONTH       MONTH
                                                          PETITION      PETITION        ENDED        ENDED       ENDED       ENDED
                                                          12/1-12/2    12/3-12/31     12/31/97
                                                        ----------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                    (5,057,875)   (5,057,875)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
       Depreciation & Amortization                                      1,096,271     1,096,271
       Decrease (Increase)-Accounts Receivable                            182,990       182,990
       Decrease (Increase)-Inventories                                  1,642,739     1,642,739
       Decrease (Increase)-Prepaid Expenses                            (1,370,177)   (1,370,177)
       Decrease (Increase)-Other Assets                                    13,597        13,597
       Increase (Decrease)-Pre Petition Liabilities                    (2,101,259)   (2,101,259)
       Increase (Decrease)-Post Petition Liabilities                    3,076,569     3,076,569
                                                        ----------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                 0     (2,517,145)   (2,517,145)           0           0           0
                                                        ----------------------------------------------------------------------------

CASH FLOWS USED IN INVESTING ACTIVITIES
       Capital Expenditures                                               (96,499)      (96,499)
       Sale of Net Fixed Assets
                                                        ----------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                 0        (96,499)      (96,499)           0           0           0
                                                        ----------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Increase (Decrease)-Morgens Waterfall                            5,260,000     5,260,000
       Increase (Decrease)-Shareholder Valuations                           8,601         8,601

       Purchase of Treasury Stock-Preferred Shares
                                                        ----------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                 0      5,268,601     5,268,601            0           0           0
                                                        ----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             0      2,654,957     2,654,957            0           0           0

Cash and Cash Equivalents at Beginning of Period                        4,654,326     4,654,326    7,309,283   7,309,283   7,309,283
                                                        ----------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                       0      7,309,283     7,309,283    7,309,283   7,309,283   7,309,283
                                                        ============================================================================


                                                             MONTH       MONTH
                                                             ENDED       ENDED

                                                        ------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
       Depreciation & Amortization
       Decrease (Increase)-Accounts Receivable
       Decrease (Increase)-Inventories
       Decrease (Increase)-Prepaid Expenses
       Decrease (Increase)-Other Assets
       Increase (Decrease)-Pre Petition Liabilities
       Increase (Decrease)-Post Petition Liabilities    ------------------------
                                                                   0           0
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES        ------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
       Capital Expenditures
       Sale of Net Fixed Assets                         ------------------------
                                                                   0           0
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES        ------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
       Increase (Decrease)-Morgens Waterfall
       Increase (Decrease)-Shareholder Valuations

       Purchase of Treasury Stock-Preferred Shares      ------------------------
                                                                   0           0
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES        ------------------------

                                                                   0           0
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                                           7,309,283   7,309,283
Cash and Cash Equivalents at Beginning of Period        ------------------------

                                                           7,309,283   7,309,283
Cash and Cash Equivalents at End of Period              ========================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK


                                                           MONTH ENDED: 12/31/97

                                                                          PAGE 1

1.  PAYROLL
         State the amount of all executive wages paid and taxes withheld and paid.

         NAME AND TITLE OF                                       DATE             WAGES PAID            TAXES WITHHELD
         EXECUTIVE                                               PAID         GROSS        NET          DUE       PAID
         -----------------                                 -------------------------------------------------------------

         H. W. Arrowsmith, VP Nuclear Sales & Marketing    12/7 & 12/21/97     20,557      13,568       5,687     5,687
         Eugene Berman, VP, Regul, Legal, & Extern Aff     12/7 & 12/21/97     15,620      10,427       5,262     5,262
         F. Gordon Bitter, CEO & CFO, Director             12/7 & 12/21/97     19,150      12,205       6,840     6,840
         Steven Brien, VP, Chemical Sales & Marketing      12/7 & 12/21/97     18,917      13,846       4,118     4,118
         Bill J. Garner, VP, Design & Development          12/7 & 12/21/97     55,865      30,750      25,116    25,116
         Victor E. Gatto, Jr., VP, Government Markets      12/7 & 12/21/97     16,458      15,546         751       751
         David Hoey, V,P Business Development              12/7 & 12/21/97     16,615      10,017       4,463     4,463
         F. James Howie, III, VP, Procurement              12/7 & 12/21/97     12,160       9,356       2,675     2,675
         Ethan E. Jacks, VP, General Counsel, Secretary    12/7 & 12/21/97     15,074       9,830       4,725     4,725
         James E. Johnston, VP, Technical Development      12/7 & 12/21/97     12,501       7,975       4,391     4,391
         Andrew T. Karnakis, Assistant Secretary           12/7 & 12/21/97      5,712       4,471       1,241     1,241
         Leonard Leal, VP, Industrial Sales                12/7 & 12/21/97      9,615       4,945       3,909     3,909
         Elliot J. Mark, Assistant Secretary               12/7 & 12/21/97      9,519       8,724       2,576     2,576
         Kathy Santoro, VP, Human Resources                12/7 & 12/21/97     11,319       7,551       3,641     3,641
         Charles W. Shaver, President & COO, Director      12/7 & 12/21/97     22,067      14,153       7,455     7,455
         Willis Wang, Assistant Counsel                    12/7 & 12/21/97      6,945       4,514       1,679     1,679
                                                                              -----------------------------------------

         TOTAL EXECUTIVE PAYROLL                                              268,095     177,878      84,527    84,527
                                                                              =========================================


2.  INSURANCE
         Is Workers' Compensation and other insurance in effect?      Yes
                                                                     -----
         Are payments current?                                        Yes
                                                                     -----
         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                           DATE
                                     COVERAGE    POLICY    EXPIRATION        PREMIUM     COVERAGE
TYPE          CARRIER NAME            AMOUNT     NUMBER       DATE            AMOUNT    PAID THRU
-------------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:    MOLTEN METAL TECHNOLOGY, INC.
(CONSOLIDATED)
Case Number:  97-21385-CJK


                                                                          PAGE 2

3.  BANK ACCOUNTS

                                           MMT           MMT          TENNESSEE       TENNESSEE        ALEX         OPPEN-
                                        OPERATING      PAYROLL        OPERATING        PAYROLL        BROWN        HEIMER
                                        ------------------------------------------------------------------------------------

                                                                                                        ALEX        OPPEN-
BANK NAME                               U.S. TRUST    U.S. TRUST      U.S. TRUST      U.S. TRUST       BROWN        HEIMER

ACCOUNT NUMBER                          1100937836    1100937844       110937851      1100937869     210-71007     033-82238


BEGINNING BOOK BALANCE                     233,275        21,163               0          66,358         6,543     4,273,222

PLUS:    Deposits-Collections of A/R       380,277                     1,549,237
         Other Receipts
         Loan Advances                   4,372,000

LESS:    Disbursements                  (2,509,656)
         Payroll                                      (1,095,916)                       (478,220)
         Returned Checks                   552,575
         Loan Repayments

OTHER:   Adjustments                       (53,781)
         Transfers In (Out)                680,000     1,112,000        (621,000)        491,000                  (1,662,000)

                                        ------------------------------------------------------------------------------------

ENDING BOOK BALANCE                      3,654,690        37,247         928,237          79,138         6,543     2,611,222
                                        ====================================================================================

                                          M4 LP        MMT FED
                                        OPERATING      HOLDINGS            TOTAL
                                        -----------------------------------------


BANK NAME                                 SUNTRUST     U.S. TRUST

ACCOUNT NUMBER                           0005618983   002239244-1


BEGINNING BOOK BALANCE                       53,265           500       4,654,326

PLUS:    Deposits-Collections of A/R                                    1,929,514
         Other Receipts
         Loan Advances                                                  4,372,000

LESS:    Disbursements                    (61,559)                     (2,571,215)
         Payroll                                                       (1,574,136)
         Returned Checks                                                  552,575
         Loan Repayments

OTHER:   Adjustments                                                      (53,781)
         Transfers In (Out)

                                        -----------------------------------------

ENDING BOOK BALANCE                         (8,294)           500       7,309,283
                                        =========================================


4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

         Payments To/On                                                  Amount      Date       Check #
         -------------------------                                      --------------------------------

         PROFESSIONALS (ATTORNEYS,
         ACCOUNTANTS, ETC.):







                                                                         -------
                                                                               0
                                                                         =======

         PRE-PETITION DEBTS

         Payment of pre-petition salaries & wages                        224,548    Various    Included in regular payroll runs
         Payment of pre-petition vacation claims                         141,680    Various    Included in regular payroll runs
         Payment of pre-petition employee expense
                       reimbursements                                     94,226    Various
         Monthly bond interest deducted by automatic funds                61,559    12/1/98
              transfer on December 1 (pre-petition), but not
              recorded in company's books until post-petition
              accounting period.

                                                                         -------
         TOTAL PAYMENTS OF PRE-PETITION DEBTS                             522,013 (NOTE:  See attached schedule)
                                                                         =======

                         Insurance Expiration Statement

I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

January 28, 1998                       Molten Metal Technology, Inc.


                                       By: /s/ F. Gordon Bitter
                                          -------------------------------
                                          F. Gordon Bitter
                                          Chief Executive Officer

                                       MMT of Tennessee, Inc.


                                       By: /s/ F. Gordon Bitter
                                          -------------------------------
                                          F. Gordon Bitter
                                          Vice President

                                       M4 Environmental, L.P..


                                       By: M4 Environmental Management, Inc.
                                           General Partner


                                       By: /s/ F. Gordon Bitter
                                          -------------------------------
                                          F. Gordon Bitter
                                          Vice President

                                       MMT Federal Holdings, Inc.


                                       By: /s/ F. Gordon Bitter
                                          -------------------------------
                                          F. Gordon Bitter
                                          Vice President